UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

Keryx Biopharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
 (Address of Principal Executive Offices)

(212) 531-5965
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of stockholders of Keryx Biopharmaceuticals, Inc. (“Keryx”) was held on June 15, 2010.  The following matters were voted on by the stockholders: the election of directors, and the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2010. At the meeting, Ron Bentsur, Kevin J. Cameron, Wyche Fowler, Jr., Jack Kaye and Michael P. Tarnok were re-elected to the Board.

The vote with respect to each nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Ron Bentsur	8,246,201	1,236,103	30,838,067
Kevin J. Cameron	8,556,615	925,689	30,838,067
Wyche Fowler, Jr.	9,179,607	302,697	30,838,067
Jack Kaye	9,183,807	298,497	30,838,067
Michael P. Tarnok	9,185,607	296,697	30,838,067

The vote with respect to the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2010, is set forth below.

Total Votes For	Total Votes Against	Abstention
40,048,685	141,136	130,550

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: August 5, 2010

	By:	/s/ James F. Oliviero
James F. Oliviero
Chief Financial Officer